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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                          ----------------------------------

                                       FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

      Check if an Application to Determine Eligibility of a trustee Pursuant to Section 305(b)
                                         -----

                            BANK OF MONTREAL TRUST COMPANY
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                     New York                                 13-4941093
       (JURISDICTION OF INCORPORATION OR ORGANIZATION      (I.R.S. EMPLOYER
                IF NOT A U.S. NATIONAL BANK)               IDENTIFICATION NO.)

                         77 Water Street
                        New York, New York                          10005
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                  Mark F. McLaughlin
                            Bank of Montreal Trust Company
                         77 Water Street, New York, NY  10005
                                    (212) 701-7653
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                        --------------------------------------

                           NEW ORLEANS PUBLIC SERVICE INC.
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                  Louisiana                                  72-0273040
          (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)

                 639 Loyola Avenue
               New Orleans, Louisiana                             70113
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

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                         GENERAL AND REFUNDING MORTGAGE BONDS
                           (TITLE OF INDENTURE SECURITIES)

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      ITEM 1.   GENERAL INFORMATION.
                --------------------

                Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervising authority to which it is subject.

                               Federal Reserve Bank of New York
                               33 Liberty Street, New York N.Y. 10045

                               State of New York Banking Department
                               2 Rector Street, New York, N.Y. 10006

           (b)  Whether it is authorized to exercise corporate trust powers.

                     The trustee is authorized to exercise corporate trust powers.

      ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.
                ------------------------------

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     The obligor is not an affiliate of the trustee.

      ITEM 16.       LIST OF EXHIBITS.
                     -----------------

           List below all exhibits filed as part of this statement of eligibility.

           A.   Copy  of Organization  Certificate  of Bank  of Montreal  Trust
                Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118

           B. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-46118

           C. The consent of the trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118

           D. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D"


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                                      SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of January 1996.

                               BANK OF MONTREAL TRUST COMPANY



                               By /s/Therese Gaballah
                               ------------------------------
                                      Therese Gaballah
                               Vice President and Trust Officer


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                                                                  EXHIBIT "D"

                                STATEMENT OF CONDITION
                            BANK OF MONTREAL TRUST COMPANY
                                       NEW YORK
                          ---------------------------------

      ASSETS

      Due from Banks                                         $ 3,184,115
                                                             -----------
      Investment Securities:
         State & Municipal                                    15,496,480
         Other                                                       100
                                                              ----------
                TOTAL SECURITIES                              15,496,580
                                                              ----------

      Loans and Advances
         Federal Funds Sold                                    6,100,150
         Overdrafts                                               13,630
                                                               ---------
                TOTAL LOANS AND ADVANCES                       6,113,780
                                                               ---------

      Investment in Harris Trust, NY                           6,437,354
      Premises and Equipment                                     603,140
      Other Assets                                             2,201,150
                                                               ---------

                TOTAL ASSETS                                 $34,036,119
                                                             ===========
      LIABILITIES

      Trust Deposits                                         $10,321,656
      Other Liabilities                                        3,694,691
                                                             -----------

                TOTAL LIABILITIES                             14,016,347
                                                              ----------

      CAPITAL ACCOUNTS

      Capital Stock, Authorized, Issued and
        Fully Paid - 10,000 Shares of $100 Each                1,000,000
      Surplus                                                  4,222,188
      Retained Earnings                                       14,797,583
                                                              ----------

                TOTAL CAPITAL ACCOUNTS                        20,019,772
                                                              ----------

                TOTAL LIABILITIES
                AND CAPITAL ACCOUNTS                         $34,036,119
                                                             ===========


           I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                  Mark F. McLaughlin
                                  September 30, 1995

           We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                    Sanjiv Tandon
                                   Kevin O. Healey
                                 Steven R. Rothbloom